THIS LOAN AGREEMENT is dated for reference and made effective the 15th day of January, 1997,

BETWEEN:

          ORTEK INC., a corporation organized under the laws of Washington, and having an office at 300 Oxford Drive, Monroeville, PA 15146

          (hereinafter called the "Borrower")

                                                         OF THE FIRST PART

AND:

          VOLENDAM INVESTMENTS LIMITED, a corporation, organized under the laws of Washington and having an address care of Veerkade 2, NL-3016 de Rotterdam, Netherlands

          (hereinafter called the "Lender")

                                                         OF THE SECOND PART

WHEREAS the Borrower has requested that the Credit Facility (hereinafter defined) be made available by the Lender to the Borrower;

AND WHEREAS the Lender has agreed to make the Credit Facility available to the Borrower upon the terms and conditions set out herein;

NOW THEREFORE THIS LOAN AGREEMENT WITNESSES THAT in consideration of the respective agreements hereinafter set forth and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto acknowledge, declare, covenant and agree as follows:

                            ARTICLE I

1.     INTERPRETATION

1.1    Definitions
       -----------

When used in this Loan Agreement (including the recitals) or in any amendment or schedule hereto, the following terms shall, unless otherwise expressly provided, have the following meanings, respectively:

"Advance Date" means with respect to each Advance the date upon which such Advance shall be made by the Lender to the Borrower;

"Advances" means advances made by the Lender to the Borrower or at the Borrower's direction from time to time pursuant to the provisions hereof, and includes Past Advances and "Advance" means any such advance;

"Ancillary Documents" means, collectively, the Note, the General Security Agreement, the Mortgage and the Guarantee and "Ancillary Document" means any one of them;

"Banking Day" means a day on which the Main Branch of the Royal Bank of Canada is open for business in Vancouver, British Columbia;

"Commitment Fee" means $15,000;

"Credit Facility" means the credit facility in the Principal Sum established by the Lender in favour of the Borrower pursuant to Section 2.1 hereof;

"Collateral" means all present or after acquired personal property of the Borrower as more specifically set out in the General Security Agreement;

"Event of Default" means an event described in Section 7 hereof;

"Financing Statement(s)" means Uniform Commercial Code financing statements to be executed and delivered by the Borrower to enable the Lender to perfect its security interest in the Collateral;

"General Security Agreement" means an agreement to be entered into between the Borrower and the Lender pursuant to which the Borrower shall grant a security interest to and in favour of the Lender over all of its present and after-acquired personal property including, without limiting the generality of the foregoing, the personal property listed in Schedule "B" hereto, which agreement shall be in a form satisfactory to the Lender and shall create a first priority charge subject only to the Permitted Encumbrances;

"Guarantee" means a guarantee granted by the Guarantor in favour of the Lender in respect of the Borrower's obligations to the Lender which Guarantee shall be in substantially the form appended as Schedule "D" hereto;

"Guarantor" means ICHOR Corporation, a corporation organized under the laws of Delaware, having an office at 1250 - 400 Burrard Street, Vancouver, B.C.;

"Interest Rate" means 11% per annum;

"Loan Agreement" means this loan agreement and the schedules hereto;

"Maturity Date" means January 1, 1999;

"Mortgage" means a mortgage to be granted by the Borrower in favour of the Lender pursuant to which the Borrower shall grant a first priority mortgage and charge to and in favour of the Lender over the Mortgaged Lands, which agreement shall be in a form satisfactory to the Lender;

"Mortgaged Lands" means the real property listed in Schedule "C" hereto;

"Note" means the promissory note delivered by the Borrower to the Lender, in the form of Schedule "A" hereto, to evidence the maximum principal indebtedness of the Borrower to the Lender hereunder;

"Past Advances" means advances, if any, made by the Lender to the Borrower or at the Borrower's direction prior to the execution hereof;

"Permitted Encumbrances" means:

     i) a lien in favour of the United States Internal Revenue Service and a Mechanics Lien in favour of H.J. Moln & Sons Company, which total in aggregate value less than $200,000;

     ii) liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested at the time by the Borrower in good faith;

     iii) any mortgage, lien, charge, security interest or other encumbrance given to secure the whole or any part of the purchase price of any property acquired from third parties subsequent to the date hereof; and

     iv) lease obligations entered into by the Borrower with any arms length third party in respect of machinery and equipment used in the ordinary course of business by the Borrower.

"Person" means an individual, a corporation, a partnership, a trustee, or any unincorporated organization, and words importing persons have a similar meaning;

"Principal Sum" means $750,000;

"Security" means the security to be provided by the Borrower to the Lender described in Section 4.1 hereof.

1.2    Headings, etc.
       --------------

The division of this Loan Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Loan Agreement.

1.3    Amendment
       ---------

No amendment of any provision of this Loan Agreement or the Ancillary Documents shall be effective unless the same shall be in writing and signed by each party thereto which is then a party to or, to whom a security interest has been granted pursuant to, the respective document being amended.

1.4    Counterparts
       ------------

This Loan Agreement may be executed in any number of counterparts by one or more parties hereto and such counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

An executed counterpart of this Loan Agreement may be delivered by facsimile transfer or similar form of electronic communication from one party to the other provided that an original executed counterpart is promptly delivered to such receiving party.

1.5    Payments
       --------

Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day and such extension of time shall in such case be included in the computation of the payment of interest hereunder, but shall not in any event operate as a waiver by the Lender of any of its rights.

1.6    Severability
       ------------

If one or more provisions contained in this Loan Agreement and/or an Ancillary Document shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof and/or thereof shall not be affected or impaired thereby.

1.7    Currency
       --------

Unless otherwise specified herein all references to "dollars" shall be references to U.S. Currency.

1.8    Schedules
       ---------

Schedules and other documents attached or referred to in this Loan Agreement are an integral part of this Loan Agreement.

                            ARTICLE II

2.     CREDIT

2.1    Credit Facility
       ---------------

Relying on each of the representations and warranties set out herein and subject to the terms and conditions set forth herein, the Lender hereby extends and agrees to make available to the Borrower, the Credit Facility in the amount of the Principal Sum.

2.2    Nature of the Credit Facility
       -----------------------------

Unless terminated earlier pursuant to Section 7 hereof, the Credit Facility shall be available to the Borrower up to the Principal Sum on a revolving basis until the Maturity Date when the whole of the outstanding amount of the Credit Facility shall be repaid by the Borrower to the Lender.

2.3    Interest on Advances
       --------------------

The Borrower shall pay to the Lender interest on Advances from the Lender at the Interest Rate. Interest shall accrue daily in arrears and shall be compounded monthly while such Advances are outstanding and shall be computed on the basis of a year of 365 days and for actual days elapsed.

2.4    Default Interest
       ----------------

Default interest shall be paid on all interest payable hereunder which is overdue. Default interest with respect to interest payable shall be calculated daily and compounded monthly at the Interest Rate. Default interest on overdue interest shall be paid on demand both before and after default and judgment. Default interest shall be computed from and including the date interest payable pursuant to the Loan Agreement becomes due and shall be paid for so long as such amount or amounts remain unpaid.

2.5    Notice for Advances
       -------------------

The Borrower shall give to the Lender not less than 24 hours notice of its intention to take an Advance which notice shall specify the amount of the Advance and the Advance Date. All Advances shall be requested and made in multiples of $100,000 and shall be advanced from the

Lender to the Borrower on the Advance Date by way of telegraphic or other internal bank transfers or by such other method of delivery as may be set out in the notice requisitioning the Advance and agreed upon by the Lender, provided that the Lender may advance in multiples other than $100,000 and such Advances shall be properly made. The first Advance shall be in the sum of $300,000 and shall be made upon satisfaction of the Conditions set forth in
Section 2.6 hereof.

2.6    Conditions of the Advances
       --------------------------

The Lender shall not make any Advance (other than Past Advances) unless on such Advance Date all representations and warranties of the Borrower as set out herein are true and correct and each of the following conditions is satisfied as of such date:

(a) the execution and delivery by the Borrower to the Lender of the Loan Agreement, and each of the Ancillary Documents (and all documents contemplated thereby to be delivered contemporaneously therewith);

(b) registration of Financing Statements in a form or forms satisfactory to the Lender in such registries as the Lender may require;

(c) the representations and warranties contained herein are true and correct;

(d) the Borrower shall have complied with all of its covenants and obligations in this Loan Agreement;

(e) registration of the Mortgage for filing in the appropriate registry necessary to register the Lender's interest in the Mortgaged Lands; and

(f)   no event which would constitute an Event of Default shall then exist.

The conditions set forth in this Section 2.6 are for the sole benefit of the Lender and may be waived by the Lender from time to time in whole or in part, and in respect of any Advance.

2.7    Commitment Fee
       --------------

The Borrower hereby promises to pay and does hereby irrevocably authorize and direct the Lender to deduct the Commitment Fee or any balance thereof outstanding and remaining unpaid on the First Advance Date.

                           ARTICLE III

3.     REPAYMENTS OF PRINCIPAL AND INTEREST

3.1    Advances
       --------

Subject to the terms and conditions of this Loan Agreement, the Lender agrees to make advances under the Credit Facility subject to the following terms and conditions and the Borrower agrees to accept Advances on the terms and conditions set out herein. The Borrower covenants and agrees that:

(a) it shall pay to the Lender the Principal Sum or such portion thereof as may be outstanding and all interest owing in respect thereof on the Maturity Date; and

(b) it shall pay to the Lender interest on the unpaid Principal Sum outstanding from the first Advance Date until such Principal Sum or part thereof shall be repaid in full at a rate equal to the Interest Rate, payable monthly in arrears on the first day of each month, the first payment of interest to be made on the first day of the first month following the first Advance Date.

3.2    Borrower's Right to Prepay Credit Facility
       ------------------------------------------

The Borrower may repay all or part of the Credit Facility from time to time. Prepayments may be made at anytime without notice, bonus, penalty or premium.

3.3    Place of Payment of Principal and Interest
       ------------------------------------------

All payments of principal and interest due to the Lender shall be made on the day that such amount is due to the Lender at the Lender's address provided for in this Loan Agreement.

                            ARTICLE IV

4.     SECURITY

4.1    Security
       --------

As general and continuing security for the performance of its obligations hereunder, and the prompt payment when due by the Borrower of its borrowings under the Credit Facility and interest thereon and all other moneys for the time being and from time to time owing by the Borrower hereunder, including default interest, the Borrower shall execute or cause to be executed and deliver to the Lender the following:

(a)   the Note;

(b)   the General Security Agreement;

(c)   the Mortgage; and

(d)   the Guarantee.

The Security granted hereunder is in addition to and not in substitution for any other security interest now or hereafter held by the Lender from the Borrower or from any other person whomsoever and secures and is and shall at all times be general and continuing security for the payment, performance and satisfaction of any and all indebtedness and liability of the Borrower to the Lender (including interest and default interest thereon) present or future, direct or indirect, absolute or contingent, extended or renewed, wheresoever and howsoever incurred and, without limiting the generality of the foregoing, for the performance and satisfaction of all obligations of the Borrower to the Lender under the Loan Agreement (all of which indebtedness, liability and obligations are hereinafter collectively called the "Indebtedness"). If the Security is not sufficient to satisfy all Indebtedness of the Borrower, the Borrower acknowledges and agrees that the Borrower shall continue to be liable for any Indebtedness remaining outstanding and the Lender shall be entitled to pursue full payment thereof.

4.2    Conflicts
       ---------

If a conflict or inconsistency exists between a provision of this Loan Agreement and a provision of the Ancillary Documents or any part thereof, then the provisions of this Loan Agreement shall prevail. Notwithstanding the foregoing, if there is any right or remedy of the Lender set out in the Ancillary Documents or any part thereof which is not set out or provided for in this Loan Agreement, such additional right or remedy shall not constitute a conflict or inconsistency. The Lender acknowledges that the Principal Sum evidenced by the Note may exceed the principal and interest due or accruing due from the Borrower to the Lender hereunder and the Lender covenants not to demand or require payment of a principal sum in excess of that payable hereunder.

4.3    Return of Security
       ------------------

Upon payment of all principal and interest due from the Borrower to the Lender under this Loan Agreement, the Lender shall forthwith upon receipt of written notice requiring return of the Security surrender its interest in and deliver the Security to the Borrower.

                            ARTICLE V

5.     REPRESENTATIONS AND WARRANTIES

5.1    Representations and Warranties of the Borrower
       ----------------------------------------------

The Borrower represents and warrants to the Lender as set forth in this part of the Loan Agreement. All representations and warranties shall survive all borrowings and no investigation at any time made by or on behalf of a Lender shall diminish in any respect whatsoever its right to rely thereon. The Borrower represents and warrants to the Lender as follows:

(a) the Borrower has full corporate power and authority to own its properties and to enter into and perform its obligations under this Loan Agreement and the Ancillary Documents and to do all acts and things and execute and deliver all other documents as are required hereunder or thereunder to be done, observed or performed by it in accordance with their terms;

(b) the Borrower has taken all necessary action to authorize the creation, execution, delivery and performance of this Loan Agreement and the Ancillary Documents and to observe and perform the provisions of each in accordance with its terms as of the date hereof and the Loan Agreement and each of the Ancillary Documents has been duly executed by the Borrower, as required, and when delivered will be legal, valid and binding obligations of the Borrower, as applicable, enforceable in accordance with its terms, save as enforcement may be limited by applicable bankruptcy, insolvency, moratorium and similar laws at the time in effect affecting the rights of creditors generally and subject to equitable principles which may limit the availability of certain remedies;

(c) the Borrower is a corporation, validly existing and in good standing with respect to the filing of required corporate returns under the laws of Washington and is duly qualified, in good standing and authorized to do business in all jurisdictions where the character of the properties owned by it or the nature of the business transacted by it makes such qualification necessary;

(d) the execution and delivery and performance of the Loan Agreement and the Ancillary Documents will not contravene any material provision of any regulation, order or permit applicable to the Borrower or cause a conflict with or contravention of either of their constating documents or cause a breach of or constitute a default under or require any consent under any agreement or instrument to which the Borrower is a party or by which the Borrower is bound except such as have been obtained;

(e) the Borrower is not in default under any agreement or instrument to which it is a party in any way which materially adversely affects its business and there are no suits or judicial proceedings or proceedings before any governmental commission, board or other agency pending or to the knowledge of the Borrower threatened against the Borrower which involve a significant risk of a judgment or liability which, if satisfied, would have a materially adverse affect upon the financial position of the Borrower or the ability to borrow or meet the Borrower's obligations under the Loan Agreement;

(f) the Borrower has good and marketable title to or, with respect to its leasehold and leased assets, enforceable rights to the use and enjoyment of, the assets, interest and rights charged, granted, transferred or assigned in the Lender's Security free and clear of all liens, mortgages, encumbrances, equities or claims of every kind and nature whatsoever, except for Permitted Encumbrances; and

(g) the Borrower is not in default under any guarantee, bond, debenture, note or other instrument evidencing any indebtedness or under the terms of any instrument pursuant to which any of the foregoing has been issued or made and delivered and, to the knowledge of the Borrower there exists no state of facts which, after notice or lapse of time or both would constitute such a default;

                            ARTICLE VI

6.     COVENANTS

6.1    Covenants of the Borrower
       -------------------------

The Borrower covenants to the Lender as follows and confirms that the Lender is relying upon such covenants that:

(a) the Borrower will duly and punctually pay all principal, interest and default interest required to be paid by the Borrower hereunder in the manner specified herein;

(b)   the Borrower will maintain its corporate existence at all times;

(c) the Borrower will observe and perform all of its covenants contained in this Loan Agreement and the Ancillary Documents;

(d) subject to the Permitted Encumbrances, the Borrower will not sell, assign, give, transfer, pledge, mortgage, charge, create a security interest in or otherwise encumber any of the Collateral or Mortgaged Lands other than pursuant to the General Security Agreement and the Mortgage;

(e) the Borrower will at all times keep adequately insured by a financially sound or reputable insurer (and will provide satisfactory evidence thereof to the Lender on request) all assets and property of a character customarily insured by persons engaged in the same or similar businesses, similarly situated, including inventory and business interruption insurance against loss or damage of the kinds, customarily insured against by such persons and in such amounts as are customarily insured for by such persons and that the Borrower will forthwith notify the Lender upon the happening of any significant loss and will duly and punctually pay or cause to be paid all premiums and other sums of money for maintaining such insurance and will, at the request of the Lender, cause the Lender to be designated as first loss payee under any contract of insurance maintained by the Borrower over the Collateral or the Mortgaged Lands;

(f) the Borrower will file all material returns including income tax returns and filings in all required jurisdictions and will provide copies thereof to the Lender on request;

(g) the Borrower will pay all taxes (except taxes in dispute which are being contested in good faith) including interest and penalties and to pay or make adequate reserves for the ultimate payment of any tax payment which is being contested; and

(h) the Borrower will permit from time to time, as requested by the Lender, any person designated by the Lender to examine its financial records and will cause the chief financial officer or such other senior officer as may be appropriate, to discuss and explain, as the case may be, any of its affairs, finances and accounts and to provide such other information pertaining to its business as the said representative may reasonably require and will, upon request, provide such representative with copies of its monthly accounts receivable listings and monthly financial statements.

                           ARTICLE VII

7.     EVENTS OF DEFAULT

7.1    Events of Default
       -----------------

The occurrence of any one or more of the following events shall constitute a default under this Loan Agreement:

(a) the Borrower shall fail to pay any principal hereunder when the same becomes due and payable and such default shall have continued for a period of five consecutive days after notice thereof has been given by the Lender to the Borrower;

(b) the Borrower shall fail to pay any interest or default interest hereunder when the same becomes due and payable and such default shall have continued for a period of five consecutive days after notice thereof has been given by the Lender to the Borrower;

(c) any representation, warranty or certification made by the Borrower herein or in relation hereto or in any other agreement to which the Borrower and the Lender are a party shall prove to have been materially incorrect when made;

(d) the Borrower shall fail to perform any material term, covenant or agreement contained herein on its part to be performed or observed and such default shall have continued for a period of 15 consecutive days after notice thereof has been given by the Lender to the Borrower;

(e) the Borrower shall generally not pay its debts as such debts become due, or shall indicate in writing its inability to pay such debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any part of its property or the Borrower shall take any corporate action to authorize any of the actions set forth above;

(f) the Borrower shall fail to pay the principal of or premium or interest on any debt of the Borrower which is outstanding in an aggregate principal amount in excess of $100,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or if any other event shall occur specified in any agreement or instrument relating to any such debt, if the effect of such event is to permit the acceleration of the maturity of such debt; or debt of the Borrower which is outstanding in an aggregate principal amount exceeding $100,000 shall be validly declared to be due and payable prior to the stated maturity thereof;

(g) any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Borrower;

(h) the Borrower shall, after February 28, 1997, temporarily or permanently effectively cease or significantly curtail its operations or business; or

(i) in the opinion of the Lender there occurs any material adverse change from the date hereof or any days subsequent hereto in the financial condition, business, operations, assets, properties or prospects of the Borrower.

7.2    Acceleration
       ------------

Upon the occurrence of an Event of Default and at any time thereafter, provided the Event of Default has not been waived by the Lender or the Borrower has not theretofore remedied all outstanding

Events of Default within the prescribed time period or such longer period of time as the Lender may permit, the Lender may, by notice to the Borrower:

(a) terminate the obligation of the Lender hereunder to make any further Advances under the Credit Facility;

(b) declare the entire principal amount of the Advances then outstanding and all accrued and unpaid interest thereon and all other amounts due hereunder to be immediately due and payable with interest thereon at the rate or rates as determined herein to the date of actual payment thereof.

                           ARTICLE VIII

8.     MISCELLANEOUS

8.1    Notices
       -------

Any demand, notice or communication to be made or given hereunder shall be in writing and may be made or given by personal delivery or by transmittal by facsimile addressed to the respective parties as follows:

      To the Borrower:             Ortek Inc.
                                   300 Oxford Drive
                                   Monroeville, PA 15146
                                   Attention: President
                                   Facsimile: (412) 856-6057

      To the Lender:               Volendam Investments Limited
                                   c/o Veerkade 2, NL-3016 de Rotterdam,
                                   Netherlands
                                   Attention: President
                                   Facsimile: 311 041 18321

or to such other address or facsimile number as any party may from time to time notify the others in accordance with this Section 8.1. Any demand, notice or communication, if made or given by personal delivery, shall be conclusively deemed to have been given on the day of actual delivery thereof, or if made or given by telecopy shall be conclusively deemed to have been given on the first Banking Day following the transmittal thereof.

8.2    Expenses
       --------

The Borrower agrees to pay promptly to the Lender on demand, all reasonable legal fees and other reasonable expenses which are incurred from time to time by the Lender in relation to the documentation, preparation, registration, negotiation and execution of this Loan Agreement and the Ancillary Documents and all expenses which are incurred from time to time by the Lender in respect of the enforcement of the Loan Agreement and the Security.

8.3    Governing Law and Jurisdiction
       ------------------------------

Notwithstanding any applicable conflict of laws principles, the Borrower hereby irrevocably agrees that any legal action or proceedings against it with respect to this Loan Agreement may be brought in the courts of the Province of British Columbia or in such other court as the Lender may elect and, by execution and delivery of this Loan Agreement, the Borrower hereby irrevocably submits and attorns to the jurisdiction of each such court. This Loan Agreement shall be governed by and construed in accordance with the laws in force in the Province of British Columbia.

8.4    Benefit of the Agreement
       ------------------------

This Loan Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

8.5    Further Assurances and Security
       -------------------------------

The Borrower will do, execute and deliver all such further acts, documents and things as the Lender may require for the purpose of giving effect to this Loan Agreement or further securing the obligations of the Borrower arising hereunder and the Borrower agrees to provide to the Lender such replacement, supplementary or additional security as the Lender may require from time to time.

8.6    Assignments and Participations
       ------------------------------

The Borrower may not assign any or all of its rights and/or obligations hereunder or under the Ancillary Documents without the prior written consent of the Lender. The Lender may assign any or all of its rights and/or obligations hereunder or under the Ancillary Documents, and without limiting the generality of the foregoing, may assign any or all of its rights and/or obligations with respect to any specific Advance and/or the Security or any part thereof.

8.7    Entire Agreement
       ----------------

This Loan Agreement comprises the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements express, implied or statutory, between the parties with respect to the subject matter hereof other than as expressly set forth in this Loan Agreement.

8.8    Waiver or Modification
       ----------------------

No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder shall impair such right, power or privilege or operate as a waiver thereof nor shall any single or partial exercise of such right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law. No amendment, modification or waiver of any condition of the Loan Agreement or consent to any departure by the Borrower therefrom shall, in any event, be effective unless the same shall be in writing and signed by the Lender. No notice to or demand on the Borrower shall by reason thereof entitle the Borrower to any other or further notice of demand in similar or other circumstances unless specifically provided for in the Loan Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Loan Agreement to be executed effective as of the date first above written.


ORTEK INC.


By:    /s/ John M.  Musacchio
      ------------------------

Name:  John M.  Musacchio
      ------------------------

Title: President
      ------------------------


VOLENDAM INVESTMENTS LIMITED


By:    /s/ John Donnelly
      ------------------------

Name:  John Donnelly
      ------------------------

Title: Chairman/Director
      ------------------------

                           SCHEDULE "A"

                         PROMISSORY NOTE

FOR VALUE RECEIVED the undersigned hereby promises to pay, on January 1, 1999, to Volendam Investments Limited the principal sum of Seven Hundred Fifty Thousand ($750,000) U.S. Dollars, together with interest at the applicable rate specified in that certain Loan Agreement dated January 15, 1997, between Volendam Investments Limited and Ortek Inc. (the "Loan Agreement"), on such principal amount or part thereof outstanding from time to time from the date or dates of advance thereof and interest on overdue interest at the rate specified in the Loan Agreement, as well after as before judgment and both before and after default, until payment in full in the manner specified in the Loan Agreement, such interest to be calculated in the manner and paid in arrears as specified in the Loan Agreement.

All capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

This Note is issued pursuant to the Loan Agreement and is subject to all of the provisions thereof.

All payments of principal and interest shall be made at the place and times and for value on the date due in the manner set forth in the Loan Agreement.

Notwithstanding any applicable conflict of laws principles, this Note shall be governed by and construed in accordance with the laws of British Columbia and
the undersigned hereby attorns to the   jurisdiction of the Courts of British
Columbia or such other Court as Volendam Investments Limited may elect.

NOTICE OF PRESENTMENT, PROTEST AND DISHONOUR ARE HEREBY WAIVED.

DATED at             ,            , this            day of January, 1997.
         ----------    ----------        ----------


ORTEK INC.


Per:
    ----------------------

                           SCHEDULE "B"

              SPECIFICALLY CHARGED PERSONAL PROPERTY

     All present and after acquired personal property owned by the Borrower including all personal property owned by the Borrower and located at the premises commonly known as 7601 West 47th Street, McCook, Illinois (the "McCook Facility"), and all replacements therefore, including, without limitation, all of the following described property and all of the Borrower's licenses, permits, certifications, patents, trademarks and, except as defined in the Excluded Assets hereinbelow, all causes of action and litigation rights, to the extent such personal property relates to or affects the maintenance and operation of the McCook Facility (collectively, the "Assets"):

A. All machinery, equipment (including all transportation and office equipment), fixtures, trade fixtures, tools, dies and furniture, including, without limitation, all such items which are located in or at the McCook Facility.

B. All inventories of work in process, semi-finished and finished goods, raw materials, promotional materials, replacement and spare parts, packaging materials, operating supplies, including without limitation all memorandum and non-memorandum inventory.

C. All office supplies, production supplies, spare parts, other miscellaneous supplies, and other tangible property of any kind, including, without limitation, all property of any kind located in any building, warehouse, office or other space.

D. All prepayments and prepaid expenses, including, without limitation, utility or leasehold deposits relating to the Borrower's business.

E. All lists, records and other information pertaining to accounts, personnel and referral sources, all lists and records pertaining to suppliers and customers, and all books and records of every kind (including without limitation those evidenced by computer) relating to the Borrower's business.

F. All permits, licenses, certifications and approvals from all permitting, licensing, accrediting and certifying agencies, and the rights to all data and records held by such permitting, licensing and certifying agencies, relating to the Borrower's business.

G. All trade and other accounts receivable arising from the Borrower's business.

                           SCHEDULE "C"

                          REAL PROPERTY

The land referred to is situated in the State of Illinois, County of Cook, and is described as follows:

The East 6.0 acres of that part of the North half of the Northwest quarter of
Section 12, Township 38 North, Range 12, East of the third principal meridian, lying West of and adjoining the East 200 feet thereof and North of the Northwesterly line of the 26 foot right of way of the Chicago and Illinois Western Railroad.

                               ALSO

A parcel of land 26 feet wide located in the Northwest Quarter of Section 12, Township 38 North, Range 12, East of the third principal meridian, in McCook, Illinois, more particularly described as follows: Beginning at the Easterly line of property conveyed by the Chicago and Illinois Western Railroad to the Village of McCook by deed dated January 2, 1969 and recorded January 8, 1969 as Document Number 20722252, said parcel being 26 feet wide and extending Easterly a distance of 342 feet, more or less, to a line which is parallel with and 200 feet Westerly from the North and South center line of said
Section 12, as measured at right angles thereto; the Southerly line of said 26 foot wide parcel being located 150 feet Northerly of and parallel to the Northerly line of the Atchison, Topeka and Santa Fe Railroad, all in Cook County, Illinois.

                               ALSO

Above 26 foot strip of land is subject to an easement granted to the Metropolitan Sanitary District of Greater Chicago by Chicago and Illinois Western Railroad September 26, 1957.

Permanent Real Estate Index Numbers: 18-12-101-011; 18-12-101-024; and 18-12-
101-049

                           Schedule "D"

                            GUARANTEE
                            ---------

THIS DEED OF GUARANTEE dated for reference the 15th day of January, 1997, by ICHOR CORPORATION of 1250 - 400 Burrard Street, Vancouver, B.C. (the "Guarantor") and delivered to Volendam Investments Limited (the "Creditor") witnesses that whereas:

A. The Guarantor, having a direct or indirect interest in the financial prospects of Ortek Inc. of 300 Oxford Drive, Monroeville, Pennsylvania, 15146 (the "Debtor"), has requested that the Creditor carry on or continue to carry on business with the Debtor;

B. The Guarantor has agreed to guarantee unconditionally all of the indebtedness of the Debtor to the Creditor which now exists or which from time to time hereafter exists;

C. The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, re-advances, debts, obligations and liabilities of the Debtor to the Creditor heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Debtor may be liable individually or jointly with others and whether recovery thereon may be or hereafter becomes otherwise unenforceable and irrespective of the genuineness, validity or regularity thereof, of any security therefor or of the existence or extent of such security;

NOW THEREFORE in consideration of the premises and for other good and valuable consideration given by the Creditor, the receipt and sufficiency whereof is hereby acknowledged by the Guarantor, the Guarantor agrees with the Creditor as follows:

1.     REPRESENTATIONS AND WARRANTIES

The Guarantor makes the following representations and warranties which shall be continuing representations and warranties so long as any indebtedness shall remain unpaid:

1.1    Rights
       ------

       The Guarantor has full power to make and carry out this guarantee.

1.2    Guarantee Valid
       ---------------

       This guarantee is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, and if the Guarantor is a corporation, the directors of the

       Guarantor have passed a resolution which is now in effect and which confirms that the directors of the Guarantor are of the opinion that the giving of this guarantee is in the best interests of the Guarantor.

1.3    No Conflict
       -----------

       The execution and delivery of this guarantee does not, and the performance of this guarantee agreement, indenture or undertaking to which the Guarantor is a party or by which it or any of its property is or may be bound or affected does not, and will not, cause any security interest, lien or other encumbrance to be created or imposed upon any such property.

1.4    Litigation
       ----------

       There is no litigation or other proceeding pending or, to the knowledge of the Guarantor, threatened against, or affecting, him or his properties which, if determined adversely to the Guarantor, would have a materially adverse effect on the financial condition, properties or operations of the Guarantor, and the Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

1.5    Accuracy of Recitals
       --------------------

       Recital paragraphs A, B and C hereof are accurate and form part of this guarantee.

1.6    Financial Benefit
       -----------------

       The Guarantor hereby acknowledges and warrants that it has derived or expects to derive a financial advantage from each and every loan or other extension of credit, and from each and every renewal, extension, release of collateral or forbearance from pursuit or other relinquishment of legal rights, made or granted or to be made or granted by the Creditor to the Debtor.

2.     GUARANTEE

2.1    Guarantee
       ---------

       The Guarantor unconditionally guarantees and promises to pay or cause to be paid to or to the order of the Creditor, on demand, the indebtedness of the Debtor to the Creditor in accordance with the provisions of this Guarantee.

2.2    Continuing Guarantee
       --------------------

       This is a continuing guarantee and this guarantee shall not be determined or affected by, and the Creditor's rights hereunder shall not be prejudiced by, any of the death, the bankruptcy or reorganization, the loss or diminution of capacity or winding-up or dissolution of the Debtor, the Guarantor or any person or persons who is or are or shall become responsible in any way for payment of the indebtedness or any part thereof, or by any change in the name, structure, memorandum, letters patent, articles, organization or management of the Debtor or the Guarantor. If the Debtor shall amalgamate or otherwise merge with one or more other corporations, this guarantee shall continue and apply to all debts and liabilities owing to the Creditor by the corporation continuing from amalgamation or merger.

2.3    Nature of Guarantee
       -------------------

       The liability of the Guarantor hereunder is independent of the obligations of the Debtor and a separate action or separate actions may be brought and prosecuted against the Guarantor whether such action is brought or prosecuted against the Debtor or whether the Debtor is joined in any such action or actions. The liability of the Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of any other person (including any other party comprising the Guarantor if more than one party executes this instrument as Guarantor) under this or any similar instrument and the release of, or cancellation by, any signer of this or any similar instrument shall not act to release or otherwise affect the liability of the Guarantor hereunder. The Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof to the fullest extent permitted by law. Any part payment by the Debtor or other circumstance which operates to toll any statute of limitations as to the Debtor shall operate to toll any statute of limitations as to the Guarantor.

2.4    Guarantor as Principal Debtor
       -----------------------------

       For the purpose of greater clarity it is hereby declared to be the intention of the Debtor, the Creditor and the Guarantor that this guarantee shall be construed so as to impose the like obligation upon the Guarantor as if the Guarantor had covenanted as principal jointly and severally with the Debtor to be directly responsible for and to pay the indebtedness.

2.5    Terms of Payment
       ----------------

       In implementation of the foregoing,

       (a) the Guarantor guarantees that the indebtedness will be paid to the Creditor strictly in accordance with the terms and provisions of any agreement, express or implied, which has been made or may hereafter be made by the Debtor, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of any such agreement or rights of the Creditor as against the Debtor with respect to any of the indebtedness or cause or permit to be invoked, any alteration in the time, amount or manner of payment by the Debtor of any of the indebtedness, and

       (b) in each instance when the Debtor shall have agreed, relative to any of the indebtedness hereby guaranteed, to pay or provide the Creditor with any amount of money, if such amount is not actually paid or provided as and when agreed or within such time as the Creditor deems reasonable, the Guarantor will, upon request, and as the Creditor may elect, pay or provide the amount in the exact currency and place as agreed by the Debtor.

       All such payments shall be made without set-off or counterclaim and free and clear of, and without deduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, calculated, withheld or assessed by any country or any political subdivision or taxing authority thereof.

2.6    Creditor's Records Conclusive
       -----------------------------

       The statement in writing of an officer of the Creditor given from time to time of the amount of the indebtedness shall be binding on and conclusive against the Guarantor.

2.7    Authorization
       -------------

       The Guarantor authorizes the Creditor without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time to:

       (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the indebtedness or any part thereof, including increasing or decreasing the rate of interest payable thereon by the Debtor;

       (b) take and hold security for the payment of this guarantee or the indebtedness or any part thereof, and exchange, enforce, waive or release any such security and apply any such security and direct the order or manner of sale thereof, all as the Creditor in its discretion may determine;

       (c) release or substitute any one or more endorsers, guarantors and/or other obligors of this guarantee or the indebtedness or any part thereof;

       (d) grant any other indulgence to the Debtor, the Guarantor or any other person in respect of the indebtedness or any other part thereof, or any instrument representing or relating thereto and to compromise and settle with all or any of such persons as the Creditor shall see fit.

2.8    Security
       --------

       This guarantee and the agreements of the Guarantor herein contained shall take effect and shall be and are hereby declared to be binding upon the Guarantor notwithstanding any defect in or omission from any securities instrument under which the Creditor has taken or may hereafter take any security for the indebtedness or any part thereof, or any non-registration or non-filing or defective registration or filing thereof and notwithstanding any failure or diminution of the security intended to be created thereby. The Guarantor hereby further agrees:

       (a) that neither any release of, nor any loss of or in respect of, any security received by the Creditor from the Debtor or anyone else, whether occasioned through the fault of the Creditor or otherwise shall discharge (pro tanto or otherwise), limit or diminish the liability of the Guarantor under this guarantee;

       (b) that the Creditor may take securities from and give the same up to, may abstain from taking securities from or from perfecting securities of, may accept compositions from, and pay otherwise deal with, the Debtor and all other persons (including the Guarantor) as the Creditor may see fit.

2.9    Waivers
       -------

       The Guarantor waives the right to require the Creditor to proceed against the Debtor or any other person, to proceed against or to endeavour to enforce or exhaust any security held from the Debtor or anyone else, or to pursue any other remedy in the Creditor's power whatsoever and the Guarantor waives any right the Guarantor may have to require the property of the Debtor to be applied to the discharge of the indebtedness before being entitled to payment of the indebtedness from the Guarantor. The Creditor may, at its election, exercise any right or remedy it may have against the Debtor or any security held by the Creditor, including, without limitation, the right to foreclosure upon any such security or to exercise any power of sale without affecting or impairing in any way the liability of the Guarantor hereunder, and the Guarantor waives any defence arising out of absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Debtor, or any such security, whether resulting from such election or exercise of rights or remedies by the Creditor, or otherwise. The Guarantor waives any defence arising by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of the Debtor to the Creditor for the indebtedness or any part thereof. Without limiting any of the foregoing or section 2.10, the Guarantor also waives all right to question in any way the Creditor's present or future method of dealing with the Debtor or any person or persons now or hereafter liable to the Creditor for the indebtedness or any part thereof, or with any security now or hereafter held by the Creditor or with any property covered by such security, including any rights under so-called "seize or sue" legislation.

2.10   Additional Waivers and Deferral of Subrogation
       ----------------------------------------------

       Until all of the indebtedness has been paid in full, including such part thereof as shall exceed the limit, if any, of liability of the Guarantor hereunder,

       (a) the Guarantor shall have no right of subrogation to, and waives any right to enforce, any remedy which the Creditor now has or may hereafter have against the Debtor in respect of the indebtedness,

       (b) the Guarantor waives any benefit of, and any right to participate in, any security, whether real or personal property or otherwise, now or hereafter held by the Creditor for the indebtedness hereby guaranteed, or any part thereof.

       The Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonour and notices of acceptance of this guarantee and of the existence, creation or incurring of new or additional indebtedness of the Debtor to the Creditor. The Guarantor also waives the benefit of any rights of division. The Guarantor assumes the responsibility for being informed and keeping itself informed of the financial condition of the Debtor, the level of the indebtedness which diligent inquiry would reveal and agrees that the Creditor and of all other circumstances bearing upon the risk of non-payment of the indebtedness and agrees that the Creditor shall have no duty to advise the Guarantor of information now or hereafter known to it regarding such financial condition or any such circumstances.

2.11   Powers of Debtor
       ----------------

       Where the Debtor is a corporation, partnership or other organization, it is not necessary for the Creditor to inquire into the powers of the Debtor or the officers, directors, partners, trustees or agents acting or purporting to act on behalf of the Debtor and any indebtedness made or created in reliance upon the professional exercise of such powers shall form part of the indebtedness even though such indebtedness is or was irregularly, fraudulently, defectively or informally made or created by or in excess of the powers of the Debtor or of any of its officers, directors, partners, trustees or agents and notwithstanding that the Creditor has specific notice of any limitation on any of the powers of the Debtor or any of its officers, directors, partners, trustees or agents.

2.12   Bankruptcy and Dissolution
       --------------------------

       Upon the bankruptcy of the Debtor, or where the Debtor is a corporation, upon the dissolution, winding up or other distribution of assets of the Debtor or of any surety or guarantor for any of the indebtedness or any part thereof, the Creditor's rights shall not be affected or impaired by any omission by the Creditor to prove its claim or to prove its full claim and the Creditor may prove or not prove such claim as it sees fit and may refrain from valuing any security held by the Creditor without in any way releasing, reducing, or otherwise affecting the liability to the Creditor of the Guarantor and until all of the indebtedness has been fully paid, the Creditor shall have the right to include in its claim the amount of all sums paid by the Guarantor under this Guarantee and to prove and rank for and receive dividends in respect of such claim, any and all right of the Guarantor to prove and rank for such sums paid by the Guarantor and to receive the full amount of all dividends in respect thereof being hereby assigned and transferred to the Creditor. All dividends, compositions, and money received by the Creditor from the Debtor, the Guarantor or any other person or estate that is capable of being applied by the Creditor in reduction of the indebtedness shall be regarded for all purposes as payments in gross, and the Creditor shall be entitled to prove in respect of the whole of the indebtedness against the Debtor or the estate of the Debtor, as the case may be, upon the bankruptcy, dissolution, winding up or other distribution of assets of the Debtor.

2.13   Notice of Termination
       ---------------------

       The Guarantor may terminate its liability for additional indebtedness under the continuing guarantee by giving at least 60 days' notice to the Creditor. The liability of the Guarantor shall continue until the expiry of such notice and after expiry of such notice the Guarantor shall remain liable under this guarantee in respect of all indebtedness to the Creditor on the date such notice expired and interest thereon as herein provided, and also in respect of any contingent or future liabilities incurred by the Debtor to the Creditor on or before such expiry date but maturing thereafter.

3.     MISCELLANEOUS

3.1    Survival of Warranties
       ----------------------

       All agreements representations and warranties made herein shall survive the execution and delivery of this guarantee.

3.2    Failure or Indulgence Not Waiver
       --------------------------------

       No failure or delay on the part of the Creditor in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Creditor of any such power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges of the Creditor are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

3.3    Modification of Guarantee
       -------------------------

       No alteration, modification or waiver of this guarantee or any of its terms, provisions or conditions shall be binding on the Creditor unless made in writing over the signature of a duly authorized officer of the Creditor.

3.4    Entire Agreement
       ----------------

       Upon the execution and delivery by the Guarantor to the Creditor of this guarantee, the guarantee shall be deemed to be finally and unconditionally executed and delivered by the Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting the liability of the Guarantor except as expressly set forth herein. No statement, representation, agreement or promise on the part of the Creditor or any officer, employee or agent thereof unless expressly stated herein forms any part of this guarantee or has induced the making hereof or shall be deemed to affect the Guarantor's liability hereunder. There are no agreements, promises, representations, warranties, or other statements, express or implied, made by or on behalf of the Guarantor which are collateral hereto.

3.5    Severability
       ------------

       In case any provision in this guarantee shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this guarantee and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.6    Jurisdiction and Governing Law
       ------------------------------

       Notwithstanding any applicable conflict of laws principles, the Guarantor hereby irrevocably agrees that any legal action or proceedings against it with respect to this Guarantee may be brought in the courts of the Province of British Columbia or in such other court as the Creditor may elect and, by execution and delivery of this Guarantee, the Guarantor hereby irrevocably submits and attorns to the jurisdiction of each such court. This Guarantee shall be governed by and construed in accordance with the laws in force in the Province of British Columbia.

3.7    Enurement and Assignability
       ---------------------------

       This guarantee shall be binding upon the Guarantor and its successors and assigns and shall enure to the benefit of the Creditor and its successors and assigns. The Creditor may assign this guarantee or any of its rights and powers hereunder without notice and free of all equities, with respect to all or any of the indebtedness and in such event the assignee and further assignees shall have the same rights and remedies as if originally named herein in place of the Creditor, free of all intervening equities.

3.8    Multiple Guarantor and Creditor
       -------------------------------

       If more than one party executes this instrument as Guarantor, then the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of them severally, all representations, warranties, covenants and agreements of the Guarantor herein shall be deemed to be joint and several representations, warranties, covenants and agreements of each such party, and any notice shall be deemed to have been given to each party comprising the Guarantor when such notice is first given to any such parties. If this instrument is given to or is in favour of more than one party as the Creditor the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each such party or any one or more of them shall be entitled to enforce all of the rights and remedies of the Creditor hereunder against the Guarantor or any one or more of them.

3.9    Headings
       --------

       Headings of the articles and sections of this guarantee are inserted for convenience only and shall not be deemed to constitute a part hereof or considered in its interpretation.

3.10   Expenses and Fees
       -----------------

       The Guarantor hereby agrees to be responsible for and to pay all costs and expenses, including, without limitation, all fees and disbursements of accountants, lawyers and other advisors and consultants which are incurred by the Creditor in connection with the creation, execution and delivery, administration and enforcement of this guarantee and the collection of the indebtedness or any part thereof, whether such collection be from the Debtor or from the Guarantor or anyone else.

3.11   Postponement
       ------------

       All debts and liabilities of every nature and kind, whether now or hereafter in existence, of the Debtor to the Guarantor are hereby postponed to the indebtedness of the Debtor to the Creditor and all money received by the Guarantor in respect of or on account of any of the said debts or liabilities shall be received and held as trustee for the Creditor and shall be forthwith paid to the Creditor without demand.

3.12   Guarantor Not to Take Security
       ------------------------------

       Without the prior written consent of the Creditor, the Guarantor will not take or hold security from the Debtor for any purpose. The Guarantor agrees that any security from time to time held by the Guarantor, whether or not with the consent of the Creditor, and all proceeds of such security, shall be held in trust for the Creditor and dealt with as directed by the Creditor.

3.13   Interpretation
       --------------

       Wherever the singular or masculine or neuter is used herein, the same shall be construed as meaning the plural or the feminine or body corporate or vice-versa, where the context or the parties hereto so require.

3.14   Guarantee Not in Substitution
       -----------------------------

       This guarantee is in addition to and not in substitution for any other guarantee or other security held or which may hereafter be held by the Creditor.

3.15   Further Assurances
       ------------------

       The Guarantor agrees to promptly do all such further acts, and promptly execute and deliver all such further documents, as the Creditor may consider necessary or advisable for the purpose of giving effect to or carrying out the provisions and intent of this guarantee.

IN WITNESS WHEREOF the Guarantor has caused this guarantee to be duly executed under seal, in the case of a corporation by its duly authorized officer or officers, effective as of the date first written above.

SIGNED, SEALED and DELIVERED      )
by ICHOR CORPORATION              )
in the presence of:               )       ICHOR CORPORATION
                                  )
                                  )
------------------------------    )                            (s)
Name                              )       --------------------
                                  )
------------------------------    )
Address                           )
                                  )
------------------------------    )
                                  )
------------------------------    )
Occupation                        )


This is page 11 of a Deed of Guarantee by ICHOR Corporation in favour of VOLENDAM INVESTMENTS LIMITED dated for reference the 15th day of January, 1997.